UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 5, 2010

AEGEAN EARTH AND MARINE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	000-52136	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5, ICHOUS STR. - GALATSI

111 46 ATHENS, GREECE

(Address of principal executive offices) (Zip Code)

30-223-4533

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(B))

☐ Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

On May 5, 2010, Aegean Earth & Marine Corporation (the “Registrant”, “Company” or “Aegean”) informed PMB Helin Donovan (“PMB”), its independent registered public accounting firm, that Aegean has dismissed PMB and has engaged a new independent registered public accounting firm.  The new independent registered public accounting firm is Friedman LLP (“Friedman”).

(a) Dismissal of Previous Independent Registered Public Accounting Firm.

i

On May 5, 2010, we dismissed PMB as our independent registered public accounting firm. The Board of Directors of the Company approved such resignation on May 5, 2010.

ii

The Company’s Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

iii

PMB’s reports on the financial statements of the Company for the years ended December 31, 2009 and 2008 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

iv

In connection with the audit and review of the financial statements of the Company through May 5, 2010, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with PMB’s opinion to the subject matter of the disagreement.

v

In connection with the audited financial statements of the Company for the years ended December 31, 2009 and 2008 and interim unaudited financial statement through May 5, 2010, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi

The Company provided PMB with a copy of this Current Report on Form 8-K and requested that PMB furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from PMB, and a copy of such letter is filed as Exhibit 16.1 to this Current Report Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

i

On May 5, 2010, the Board appointed Friedman as the Company’s new independent registered public accounting firm. The decision to engage Friedman was approved by the Company’s Board of Directors on May 5, 2010.

ii

Prior to May 5, 2010, the Company did not consult with Friedman regarding (1) the application of accounting principles to a specified transactions, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

Exhibit Number

Exhibit Description

16

Letter dated May 6, 2010 from PMB to the United States Securities and Exchange Commission

Information regarding the Company is contained in the Company’s periodic reports and other filings made with the SEC and is available at www.sec.gov.

This Current Report on Form 8-K/A may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as may, could, would, should, believes, expects, anticipates, estimates, intends, plans or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGEAN EARTH AND MARINE CORPORATION
Date: May 6, 2010	By:	/s/ Dimitrios Vassilikos
	Name:	Dimitrios Vassilikos
	Title:	Chief Executive Officer